EXHIBIT 99.2

MobileMail (US) Inc. to complete strategic acquisition
of mobile software developer Oy Tracebit Ab.

MOBILEMAIL (US) INC.
(OTCBB: “MBMU”)

London, October 31st, 2006

MobileMail (US) Inc. (OTCBB: “MBMU”) is pleased to announce that it has entered into a Letter of Intent effective October 30, 2006 to acquire all of the issued share capital of Oy Tracebit AB. (the “Acquisition”)

Tracebit is a leading content provider and publisher in mobile entertainment focusing particularly on J2ME and BREW games. Tracebit was founded in 1996 and is headquartered in Porvoo, Finland with key development and sales personnel based in Finland and development personnel in Romania. Since 2001 Tracebit has developed more than 30 original games for mobile phones and simultaneously created a global network consisting of over 150 different sales channels and distributors delivering their games to consumers all over the world. Tracebit has an extensive global distribution network through direct relationships with network operators, content aggregators and Value Added Re-sellers, providing MobileMail with an opportunity to aggregate its software direct to mobile users as well as aggressively enhance its distribution channels through the content providers and service aggregators, targeting both corporate and non corporate markets. In addition, MobileMail can leverage the established strong relationships in place between Tracebit and the leading global mobile operators to facilitate strong growth in sales and marketing throughout Europe, Africa, South East Asia and the US. The games support GSM handsets from all the major manufacturers and are available in 50 countries worldwide, through major carriers and portals, including Vodafone, Orange, O2, Jamba!, T-Mobile and China Mobile. Tracebit focuses on producing creative branded and original content, titles including David Coulthard GP, Moomin Adventures, Scott Dixon Racing, The Village, WW2 - Battle for Europe and Going Home.

Tracebit will in the coming months release several new branded games, one featuring Nicky Hayden, MotoGP World Champion 2006, another featuring Giancarlo Fisichella both licensed from Sports Telecom. Tracebit has also several other interesting new games coming up some of which are using emerging technologies in mobile java based games.

Gary Flint, MobileMail’s President states: “I believe that Tracebit is a very advantageous acquisition for MobileMail and demonstates our business model of growth through strategic acquisition. We have been looking to add to MobileMail’s product offering in the multi media arena. Tracebit have the right products, management team and distribution channels to significantly enhance the development and international growth of MobileMail. This acquisition builds upon MobileMail’s recent growth into Russia and Eastern Europe through the reseller agreement signed with NNT Telecom, a leading Russian mobile service provider. ”

Gary Flint adds: “Tracebit was exactly the kind of company we were looking for. They have a fantastic product range and an impressive management team with years of experience within the mobile industry. We plan on adopting an aggressive sales and marketing plan,

MobileMail Inc
Suite 5.18
MLS Business Centre
130 Shaftesbury Avenue
London W1D 5EU

T +44 (0)20 7031 1193
F +44 (0)20 7031 1199
E investor@mailsms.co.uk
W www.mailsms.co.uk

combining our strong distribution network with a new staff to drive sales to the next level. Both Peter and myself are very positive about the prospects for our companies, as we’ve confirmed by our letter of intent.”

Peter Ahman, Tracebit’s president adds: “Almost 4 years ago we had a vision that seemed revolutionary at the time; downloadable games to your mobile phone. This vision became reality in an incredibly short amount of time. With more than 1.6 billion mobile phone subscriptions globally and with more than 500 million Java enabled mobile phones– we see this as a gaming revolution as the gaming console has finally gone mainstream! Furthermore, we are delighted and excited to be working with MobileMail. We feel that there is a huge opportunity to market their SMS telecommunications platform and product suite through our established network of mobile operators and telecommunication service and content aggregators.”

Peter Ahman continues “A recent report from the market research group Strategy Analytics predicts that, over the next five years, there will be an expected six-fold growth in the mobile games market, with downloadable games generating 82 per cent of this dynamic €6.65bn market.”

Terms of the Acquisition
Pursuant to the Letter of Intent, MobileMail will acquire all of the issued share capital of Tracebit in exchange for issuance to Tracebit’s shareholders of an aggregate of 8,168,400 shares in MobileMail’s common stock which will represent 20% of MobileMail’s issued share capital on completion of the acquisition and the financing noted below. The completion of the acquisition is conditional upon the completion of satisfactory due diligence by the parties; all necessary shareholder, director and regulatory approvals; the entering into of employment agreements with key management and MobileMail completing a previously announced financing of a minimum of US$1,000,000 by way of a private placement of 4,000,000 shares in its Common Stock. On completion of the Acquisition, Tracebit will be a wholly-owned operating subsidiary of MobileMail focused on increasing sales & marketing activity throughout it’s global network of Network Operators, Content Aggregators and VAR’s; significantly strengthening MobileMail’s development as the leading multi media content and delivery solutions provider. The Acquisition is anticipated to close on or about December 31, 2006.

Tracebit’s management team will be retained by MobileMail, significantly enhancing MobileMail’s experience, contacts and knowledge within the Mobile industry:

Peter Åhman, President & CFO is a Certified Public Accountant (CPA) and also a partner of Grant Thornton Finland where he has worked over 10 years as an audit partner for a number of international and domestic clients. He is also director of Grant Thornton Finland’s Corporate Finance department. Mr. Åhman holds a Master of Economics from the Swedish School of Economics and Business Administration.

Miro Wikgren (CTO) with over 5 years of experience within mobile application design and development has evolved into one of the best experts in mobile gaming market. He has worked for Tracebit for over five years and has been in charge of product development from the beginning. Prior to joining Tracebit, Mr. Wikgren was with Svensk-Finland Insurance Company where he was in charge of design, development and production of in-house data management and interconnection systems.

MobileMail Inc
Suite 5.18
MLS Business Centre
130 Shaftesbury Avenue
London W1D 5EU

T +44 (0)20 7031 1193
F +44 (0)20 7031 1199
E investor@mailsms.co.uk
W www.mailsms.co.uk

Simon Ådahl, Chief Marketing Officer, has been developing business relationships with all industry leaders (phone manufacturers, Operators, VARS etc) for almost 4 years now providing him with an extensive network of contacts within the industry. Before joining Tracebit, Mr. Ådahl was CEO of a Finnish IT outsourcing company.

About MobileMail
MobileMail is a United Kingdom based developer of premium mobile communications solution for facilitating cost-effective, fast, convenient, secure and reliable two-way PC-to-Mobile communication. PC-to-Mobile communication significantly lowers the time and cost connected with communicating with for instance a mobile sales force or a core customer group. The MobileMail applications can for instance be used with communities, fan-groups or the like, where immediate, cost-effective and convenient one-to-many communication is paramount.

For more information on MobileMail, please visit www.mailsms.co.uk or contact: Gary Flint, President, at investor@mailsms.co.uk.

For more information on Tracebit, please visit www.tracebit.com or contact Peter Ahman, President, at peter.ahman@tracebit.com

Safe Harbor Statement under the United States Private Securities Litigation Reform Act of 1995: Except for the statements of historical fact contained herein, the information presented constitutes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements, including but not limited to those with respect to the value of the mobile communications marketplace, the timing of completion of any proposed acquisition or marketing and sales plan and other risks, uncertainties and other factors which may cause the actual results, performance or achievement of MobileMail (US) Inc. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks related to the company’s ability to execute on its marketing plan including developing licensee and reseller partnerships, risks related to international operations, the company’s inability to raise sufficient financing to execute on its business plan, conclusions of economic evaluations, changes in the telecommunications marketplace as well as those factors discussed in the section entitled "Risk Factors" in the Form SB-2 as on file with the Securities and Exchange Commission in Washington, D.C. Although MobileMail (US) Inc. has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements.

MobileMail Inc
Suite 5.18
MLS Business Centre
130 Shaftesbury Avenue
London W1D 5EU

T +44 (0)20 7031 1193
F +44 (0)20 7031 1199
E investor@mailsms.co.uk
W www.mailsms.co.uk